Exhibit 99.1

Investor Contact:
Erica J. Abrams
erica@ericajabrams.com

comScore Returns to Revenue Growth for the First Quarter 2018
RESTON, VA, May 9, 2018 – comScore, Inc. (OTC: SCOR), a leading cross-platform measurement company that measures audiences, brands and consumer behavior everywhere, today reported financial results for the first quarter of 2018, ended March 31, 2018.

Revenue advanced 5% year-over-year for the first quarter of 2018 to $105.9 million from $100.9 million reported in the same period for 2017. GAAP net loss for the first quarter of 2018 was $51.5 million, or $(0.93) per share as compared to $40.8 million, or $(0.71) per share reported in the same period for 2017.

Revenue from the digital audience product offering in the first quarter of 2018 was $57.8 million, consistent with the same period of 2017. TV and Cross-Platform revenue increased 15% year-over-year to $25.3 million. Advertising product revenue increased 6% year-over-year to $12.2 million and movies revenue increased 13% year-over-year to $10.6 million. All revenue figures reflect the implementation of new revenue standard ASC 606.

On a non-GAAP basis, net loss for the first quarter of 2018 was $13.8 million, or $(0.25) per share, excluding investigation and audit-related expenses, stock-based compensation expense and certain other items as presented in the accompanying tables. This compares to a non-GAAP net loss of $17.7 million, or $(0.31) per share, reported in the same period for 2017.

For the first quarter of 2018, comScore generated adjusted EBITDA of $3.6 million, excluding investigation and audit-related expenses, stock-based compensation and certain other items as presented in the accompanying tables. This compares to adjusted EBITDA loss of $(1.9) million reported in the same period one year ago.

“I am excited to lead comScore at this pivotal moment in the advertising industry,” commented Bryan Wiener, CEO-elect. “With an unmatched data footprint, universal brand recognition and loyal customers across major brands and media companies, we’re positioned to lead the marketplace as the independent cross-platform measurement solution that will empower our partners to make business decisions with complete confidence."

Wiener added, “To meet this aim, we plan to accelerate product innovation, increase operational excellence and simplify our cost structure. Our revenue results in the first quarter demonstrate relative stability in our digital business and encouraging growth in our TV and Cross-Platform business and other investment areas."

“As CEO, my priority will be to drive meaningful change within the company by reenergizing our teams around a clearly defined strategy that will allow us to reach our full potential as the market leader in cross-platform measurement. I look forward to communicating more details of this strategy on our next earnings call in August,” continued Wiener.

Conference Call information for today Wednesday, May 9 at 5:00 p.m. ET
Management will provide commentary on the company’s results in a conference call today at 5:00 p.m. ET. To access this call, dial 800-263-0877 (domestic) or +1 323-794-2094 (international) and reference conference ID 5244430. Participants are advised to dial in at least 10 minutes prior to the call to register. Additionally, a webcast of the conference call will be available on the Investor Relations section of the company's website at ir.comscore.com/events-presentations.

About comScore
comScore is a leading cross-platform measurement company that measures audiences, brands and consumer behavior everywhere. Built on precision and innovation, our data footprint combines proprietary digital, TV and movie intelligence with vast demographic details to quantify consumers' multiscreen behavior at massive scale. This approach helps media companies monetize their complete audiences and allows marketers to reach these audiences more effectively. With more than 3,200 clients and global footprint in 70 countries, comScore is delivering the future of measurement. Shares of comScore stock are currently traded on the OTC Market (OTC: SCOR). For more information on comScore, please visit comscore.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, comScore's expectations and opinions regarding business and market opportunities, product development and innovation, competitive advantages, financial stability and growth, operational improvements, changes to cost structure, strategic plans, and plans to hold future earnings calls. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, comScore's ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to comScore's respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that comScore makes from time to time with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC's website (www.sec.gov).

Investors are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. comScore does not intend or undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures
To provide investors with additional information regarding our financial results, we are disclosing herein non-GAAP net income (loss) and net income (loss) per share and adjusted EBITDA, each of which are non-GAAP financial measures used by our management to understand and evaluate our core operating performance and trends. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, as they permit our investors to view our core business performance using the same metrics that management uses to evaluate our performance. Nevertheless, our use of these non-GAAP financial measures has limitations as an analytical tool, and investors should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Instead, you should consider these measures alongside GAAP-based financial performance measures, net income (loss), various cash flow metrics, and our other GAAP financial results.

Set forth below are reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures. These reconciliations should be carefully evaluated.

COMSCORE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)

	March 31, 2018	December 31, 2017
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$67,266	$37,859
Restricted cash	7,564	7,266
Accounts receivable, net of allowances of $1,779 and $1,991, respectively ($1,487 and $2,899 of accounts receivable attributable to related parties)	70,902	82,029
Prepaid expenses and other current assets	15,581	15,168
Insurance recoverable on litigation settlements	37,232	37,232
Total current assets	198,545	179,554
Property and equipment, net	26,894	28,893
Other non-current assets	8,106	7,259
Deferred tax assets	4,252	4,532
Intangible assets, net	151,275	159,777
Goodwill	643,006	642,424
Total assets	$1,032,078	$1,022,439
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable ($227 and $2,715 attributable to related parties)	$26,223	$27,889
Accrued expenses ($1,442 and $5,857 attributable to related parties)	68,966	86,031
Accrued litigation settlements	27,447	27,718
Other current liabilities	9,428	10,485
Deferred revenue ($2,386 and $2,755 attributable to related parties)	96,388	98,367
Financing derivatives, current	4,100	—
Total current liabilities	232,552	250,490
Financing derivatives	11,020	—
Senior secured convertible notes	126,246	—
Deferred tax liabilities	4,259	3,641
Accrued litigation settlements	90,800	90,800
Other non-current liabilities	18,458	21,016
Total liabilities	483,335	365,947
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value per share; 5,000,000 shares authorized at March 31, 2018 and December 31, 2017; no shares issued or outstanding as of March 31, 2018 and December 31, 2017	—	—
Common stock, $0.001 par value per share; 100,000,000 shares authorized as of March 31, 2018 and December 31, 2017; 60,382,466 shares issued and 55,017,670 shares outstanding as of March 31, 2018 and 60,053,843 shares issued and 57,289,047 shares outstanding as of December 31, 2017, respectively	60	60
Additional paid-in capital	1,414,109	1,407,717
Accumulated other comprehensive loss	(4,609)	(6,224)
Accumulated deficit	(661,277)	(609,091)
Treasury stock, at cost, 5,364,796 and 2,764,796 shares as of March 31, 2018 and December 31, 2017, respectively	(199,540)	(135,970)
Total stockholders’ equity	548,743	656,492
Total liabilities and stockholders’ equity	$1,032,078	$1,022,439

COMSCORE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended March 31,
	2018	2017
Revenues (1)	$105,919	$100,861

Cost of revenues (1) (2) (3)	47,254	47,313
Selling and marketing (1) (2) (3)	25,905	29,733
Research and development (1) (2) (3)	18,716	21,020
General and administrative (1) (2) (3)	18,661	17,785
Investigation and audit related (1)	31,867	17,678
Amortization of intangible assets	8,544	8,735
Settlement of litigation, net	—	1,533
Restructuring	1,257	—
Total expenses from operations	152,204	143,797
Loss from operations	(46,285)	(42,936)
Interest expense, net (1)	(2,905)	(154)
Other income, net	77	3,184
Loss from foreign currency transactions	(922)	(20)
Loss before income taxes	(50,035)	(39,926)
Income tax provision	(1,415)	(866)
Net loss	$(51,450)	$(40,792)
Net loss per common share:
Basic	$(0.93)	$(0.71)
Diluted	(0.93)	(0.71)
Weighted-average number of shares used in per share calculation - Common Stock:
Basic	55,227,046	57,274,851
Diluted	55,227,046	57,274,851
Comprehensive loss:
Net loss	$(51,450)	$(40,792)
Other comprehensive income:
Foreign currency cumulative translation adjustment	1,615	603
Total comprehensive loss	$(49,835)	$(40,189)

(1) Transactions with related parties are included in the line items above.
(2) Amortization of stock-based compensation expense is included in the line items above as follows:
	Three Months Ended March 31,
	2018	2017
Cost of revenues	$213	$629
Selling and marketing	575	1,446
Research and development	344	821
General and administrative	749	924
	$1,881	$3,820

(3) Excludes amortization of intangible assets, which is presented separately in the Condensed Consolidated Statements of Operations and Comprehensive Loss.

COMSCORE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2018	2017
Operating activities
Net loss	$(51,450)	$(40,792)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4,563	6,129
Amortization of intangible assets	8,544	8,735
Stock-based compensation	1,881	3,820
Deferred tax benefit	906	879
Change in fair value of financing derivatives	2,180	—
Change in fair value of equity securities	449	—
Accretion of debt discount	752	—
Amortization of deferred financing costs	207	—
Other	(69)	806
Changes in operating assets and liabilities:
Accounts receivable	11,095	8,271
Prepaid expenses and other assets	(597)	(14,932)
Accounts payable, accrued expenses, and other liabilities	(19,761)	19,807
Deferred revenue	(3,498)	5,325
Net cash used in operating activities	(44,798)	(1,952)

Investing activities
Purchase of property and equipment	(2,657)	(2,999)
Net cash used in investing activities	(2,657)	(2,999)

Financing activities
Proceeds from borrowings on senior secured convertible notes	85,000	—
Debt issuance costs	(4,315)	—
Financing proceeds received on subscription receivable (related party)	3,065	1,259
Repurchase of Common Stock (withholding taxes)	(4,099)	(1,262)
Principal payments on capital lease and software license arrangements	(2,859)	(4,499)
Net cash provided by (used in) financing activities	76,792	(4,502)
Effect of exchange rate changes on cash	368	(1,721)
Net increase (decrease) in cash, cash equivalents and restricted cash	29,705	(11,174)
Cash, cash equivalents and restricted cash at beginning of period	45,125	88,341
Cash, cash equivalents and restricted cash at end of period	$74,830	$77,167

	Three Months Ended March 31,
	2018	2017
Cash and cash equivalents	$67,266	$72,635
Restricted cash	7,564	4,532
Total cash, cash equivalents and restricted cash	$74,830	$77,167

Reconciliation of Non-GAAP Financial Measures
The following table presents a reconciliation of Adjusted EBITDA to net loss for each of the periods identified:

	Three Months Ended March 31,
(In thousands)	2018	2017
Net loss (GAAP)	$(51,450)	$(40,792)

Income tax provision	1,415	866
Interest expense, net	2,905	154
Depreciation	4,563	6,129
Amortization of intangible assets	8,544	8,735
EBITDA	(34,023)	(24,908)

Adjustments:
Stock-based compensation	1,881	3,820
Investigation and audit related (1)	31,867	17,678
Settlement of litigation, net	—	1,533
Restructuring costs	1,257	—
Other income, net (2)	2,629	13
Adjusted EBITDA	$3,611	$(1,864)
((1) Amounts represent charges for matters relating to the Audit Committee investigation described in our Annual Report on Form 10-K for the year ended December 31, 2017, including litigation and investigation-related costs, costs associated with tax projects, audits and other professional, consulting or other fees.
(2) In 2018, adjustments to other income, net, reflect non-cash changes in the fair value of financing derivatives and equity securities investment included in other income, net on our Condensed Consolidated Statements of Operations and Comprehensive Loss. These financial instruments were not held in the prior period. The prior period adjustment to other income, net reflects items classified as non-operating other income, net on our Condensed Consolidated Statements of Operations and Comprehensive Loss, excluding the other income associated with the transition services agreement for the DAx disposition. Our change to exclude non-operating other income, net from our calculation of Adjusted EBITDA for 2018 is intended to conform Adjusted EBITDA to the Consolidated EBITDA definition within our senior secured convertible notes.

The following table presents a reconciliation of non-GAAP net loss to net loss (GAAP) for each of the periods identified:

	Three Months Ended March 31,
(In thousands)	2018	2017
Net loss (GAAP)	$(51,450)	$(40,792)

Adjustments:
Stock-based compensation	1,881	3,820
Investigation and audit related (1)	31,867	17,678
Settlement of litigation, net	—	1,533
Restructuring costs	1,257	—
Other income, net (2)	2,629	13
Non-GAAP net loss	$(13,816)	$(17,748)
(1) Amounts represent charges for matters relating to the Audit Committee investigation described in our Annual Report on Form 10-K for the year ended December 31, 2017, including litigation and investigation-related costs, costs associated with tax projects, audits and other professional, consulting or other fees.
(2) In 2018, adjustments to other income, net, reflect non-cash changes in the fair value of financing derivatives and equity securities investment included in other income, net on our Condensed Consolidated Statements of Operations and Comprehensive Loss. These financial instruments were not held in the prior period. The prior period adjustment to other income, net reflects items classified as non-operating other income, net on our Condensed Consolidated Statements of Operations and Comprehensive Loss, excluding the other income associated with the transition services agreement for the DAx disposition. We have excluded non-operating other income, net from our calculation of non-GAAP net loss for 2018.

Supplemental Non-GAAP Disclosure
The following table presents a reconciliation of certain non-GAAP expense line items (to be discussed on today’s conference call) to the most directly comparable GAAP expense line items:

	Three Months Ended March 31,
(In thousands)	2018				2017
	As reported (GAAP)	Less: stock-based compensation	As adjusted (non-GAAP)	% of GAAP Revenue	As reported (GAAP)	Less: stock-based compensation	As adjusted (non-GAAP)	% of GAAP Revenue
Revenues	$105,919			100.00%	$100,861			100.00%
Cost of revenues	47,254	(213)	47,041	44.41%	47,313	(629)	46,684	46.29%
Selling and marketing	25,905	(575)	25,330	23.91%	29,733	(1,446)	28,287	28.05%
Research and development	18,716	(344)	18,372	17.35%	21,020	(821)	20,199	20.03%
General and administrative	18,661	(749)	17,912	16.91%	17,785	(924)	16,861	16.72%